SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                FORM 8-K



                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)         March 11, 1997
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                      TELCO COMMUNICATIONS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Virginia                       0-28668                        54-1674283
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(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



4219 Lafayette Center Drive, Chantilly, Virginia                20151
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code   (703) 631-5600
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(Former name or former address, if changed since last report)

                        Exhibit Index on Page 4
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Item 5. Other Events.
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A wholly owned subsidiary of Telco Communications Group, Inc. (Telco
Communications Group, Inc. and its wholly owned subsidiaries are hereinafter collectively referred to as "Telco" or the "Company") entered into a Network Purchase Agreement on March 11, 1997 to acquire the voice network assets of Advantis ("Advantis"), a partnership formed by International Business Machines Corp. and Sears, Roebuck and Co., for approximately $170 million in cash.

The assets to be acquired from Advantis by Telco include a long-term lease on approximately 100,000 network miles of DS-3 fiber optic capacity. Currently, the flexible portion of the leased network capacity serves 30 cities in the eastern United States and the fixed portion of the leased network crosses 19 cities in the western United States. Additionally, Telco would acquire five Nortel DMS 250 switches and other ancillary network equipment located in Atlanta, Georgia; Chicago, Illinois; Dallas, Texas; Los Angeles, California and New York, New York. The Company has secured a commitment to increase its existing credit facility by an additional $100 million in order to fund this transaction and to provide for the ongoing liquidity needs of the Company. The Company expects the transaction to close in mid-April of 1997.

Certain additional information regarding the Advantis acquisition is contained in the press release issued by Telco with respect to the transaction, annexed hereto as Exhibit 99.1, which is incorporated in its entirety by reference in response to this Item 5.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits

    Exhibit Number         Description
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        99.1                Press Release dated March 11, 1997


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                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TELCO COMMUNICATIONS GROUP, INC.

                               By: /s/ Bryan Rachlin
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Date:  March 18, 1997                  Bryan Rachlin
                                       General Counsel

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                            INDEX TO EXHIBITS

                                FORM 8-K


Exhibit Number           Description                             Page
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99.1                     Press Release dated March 11, 1997        5